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                                     PRINTWARE, INC.

                                     EXHIBIT 10.2(b)
            EMPLOYMENT AGREEMENT BETWEEN THE COMPANY AND TIMOTHY S. MURPHY
                     TO TERMINATE CHANGE OF CONTROL SEVERANCE AGREEMENT


     THIS AGREEMENT ("Agreement") between Printware, Inc. (the "Company") and Timothy S. Murphy (the "Employee") is dated as of January 11, 2001 (the "Effective Date").

     WHEREAS, the Company and Employee entered into a certain CHANGE OF CONTROL SEVERANCE AGREEMENT dated April 13, 2000 (the "Severance Agreement").

     WHEREAS, the Company and Employee have mutually agreed to enter into an EMPLOYMENT AGREEMENT dated January 11, 2001 to supercede the Severance Agreement.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the Severance Agreement is hereby cancelled and voided in all respects.

     FURTHER, Employee agree to not contest the Company's request to Firstar Bank, N.A. ("Trustee") to release all remaining funds held in escrow by Trustee relative to Employee's Severance Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


PRINTWARE, INC.

By: /s/Stanley Goldberg
    -------------------------
Stanley Goldberg, President and CEO

By: /s/Tim Murphy
    -------------------------